Exhibit 99.1

Comerica Incorporated Goldman Sachs US Financial Services Conference December 8-9, 2009 Ralph Babb Chief Executive Officer Beth Acton Chief Financial Officer John Killian Executive Vice President, Credit Policy

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, such as the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, and actions taken by the U.S. Department of Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview Among the top 25 U.S. bank holding companies Largest bank with corporate headquarters in Texas $60 billion in assets Founded 160 years ago Major lines of business: Major markets include: Continued investments in growth markets Strong capital position California Arizona Michigan Texas Florida At September 30, 2009 Business Bank Retail Bank Wealth & Institutional Management

Loan Growth Post-Recession Comerica Commercial and Consumer Lending Activity New commitments: 1Q09: $1.4 Billion 2Q09: $1.6 Billion 3Q09: $1.6 Billion Renewed commitments: 1Q09: $4.2 Billion 2Q09: $8.6 Billion 3Q09: $10.2 Billion Recessionary periods noted by gray shaded areas C&I Loans, All U.S. Commercial Banks Deflated by the CPI -20% -10% 0% 10% 20% 30% Jan-48 Jan-53 Jan-58 Jan-63 Jan-68 Jan-73 Jan-78 Jan-83 Jan-88 Jan-93 Jan-98 Jan-03 Jan-08 Trailing 12-Mo. % Change

Low Cost of Funds Quarterly Cost of Funds vs Peer Group Average Source: SNL Financial 1Cost of Funds defined as interest incurred on interest-bearing liabilities as a percent of average noninterest-bearing deposits and interest-bearing liabilities 2.28% 2.23% 2.10% 1.68% 1.54% 1.42% 2.00% 1.85% 1.96% 1.23% 1.08% 0.94% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Peer Average Comerica 1.74% 1.68% 1.66% 1.58% 1.45% 1.31% 1.30% 1.25% 1.15% 1.01% 1.48% 0.94% 0.0% 0.5% 1.0% 1.5% 2.0% KEY HBAN MI RF BBT STI ZION USB FITB PNC MTB CMA

A Leaner, More Efficient Company Headcount Reduced by about 1,000 Positions or 9% of the Workforce (9/30/09 vs. 9/30/08) Period-end figures Banking Centers Headcount (FTE) 6,000 8,000 10,000 12,000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 200 250 300 350 400 450 Full-time Equivalent Employees Banking Centers

Third Quarter 2009 Credit Quality Credit quality stable, as was expected Net credit charge-offs decreased to $239 million ($248 million in 2Q09) Inflows greater than $2 million to nonaccrual loans slowed to $361 million, down $58 million from 2Q09 Non-commercial real estate nonperforming assets declined $10 million from 2Q09 59% average carrying value to contractual value of nonaccrual loans (41% write-down) Continued to build reserves with provision for credit losses exceeding net charge-offs by $74 million Allowance for credit losses to total loans increased to 2.19% Net charge-off and nonperforming asset metrics continue to be better than peer averages Expect net charge-offs to improve modestly in 4Q091 1This outlook was provided as of the date of the filing of the 10-Q, October 30, 2009

Average carrying value of 59% (41% write-down) reflects current appraisals Reserves taken in excess of charge offs to reflect weak environment Included in nonperforming assets: Only $2MM in Reduced Rate loans $10MM in Troubled Debt Restructurings (TDRs) Minimal Foreclosed Property of $109MM Accruing TDRs total $8MM No Held-For-Sale loans Sold $41MM in nonperforming loans Nonaccrual Loans Proactively review nonaccrual loans every quarter Charge-offs and reserves taken to reflect current market conditions September 30, 2009: $1,194 million Commercial Real Estate $694MM 58% Middle Market $235MM 20% Small Business Banking $104MM 9% Global Corp Banking $51MM 4% Other Business Lines $110MM 9%

3rd Quarter 2009 Texas Ratio1 Source: SNL Financial 1Texas Ratio defined as (Nonperforming Loans + Other Real Estate Owned) / (Tangible Common Equity + Loan Loss Reserves) Texas Ratio 0% 10% 20% 30% 40% 50% 60% 70% CMA KEY BBT USB MTB PNC FITB RF STI ZION HBAN MI

Net Charge-Offs 57% Loan Portfolio Percentage1 100% 12% 10% 21% Represents annualized quarterly figures CRE: Commercial Real Estate 1Loan percentage based on 3rd quarter 2009 average balances Annualized Quarterly NCOs by Loan Type 3Q09 3Q09 3Q09 3Q09 3Q09 0% 2% 4% 6% 8% C&I Owner Occupied CRE CRE Line of Business Consumer Total Comerica

Net Charge-Off History Represents annualized quarterly figures Peer Source: SNL Financial Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZION Net Charge-Offs to Average Total Loans 1.27% 2.08% 2.14% 0.85% 0.90% 1.04% 1.25% 1.18% 2.86% 1.88% 2.60% 2.89% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Total Comerica Peer Group Average

Residential Real Estate Development Period-end balances in $millions Reduced Residential Real Estate Development exposure by $1.1B since 6/08 Geographic breakdown: Western 47% Florida 16% Texas 15% Michigan 13% Other 9% 46% Decrease Reduced Western Market Local Residential Real Estate Developer Portfolio to $287MM at 9/30/09 from $932MM at 12/31/07 $0 $500 $1,000 $1,500 $2,000 $2,500 30-Jun-08 30-Sep-08 31-Dec-08 30-Mar-09 30-Jun-09 30-Sep-09 Single Family Residential - Land Carry/Development

Commercial Real Estate Line of Business Net Charge Offs By Location of Property By Project Type $millions RE: Real Estate Residential: Single Family, Residential Land Carry and Land Development Other Commercial: Multi-Family, Retail, Office, Warehouse, Multi-use and Commercial $57 $59 $74 $108 $91 $0 $20 $40 $60 $80 $100 $120 3Q08 4Q08 1Q09 2Q09 3Q09 Residential Other Commercial Not Secured by RE $57 $59 $74 $108 $91 $0 $20 $40 $60 $80 $100 $120 3Q08 4Q08 1Q09 2Q09 3Q09 Western Midwest Florida Texas Other Not Secured by RE

Strong Capital Peer Source: SNL Financial *Non-GAAP Financial Measure: See Supplemental Financial Data for reconcilements of Comerica’s non-GAAP financial measures **Peer group consists of the following: BBT, FITB, HBAN, KEY, MTB, MI, PNC, RF, STI, USB, and ZION 2009 Third Quarter Tangible Common Equity Ratio* Peer Group Average: 6.05% 6.05% 7.47% 7.60% 7.21% 7.27% 7.55% 7.96% 5.38% 5.37% 4.74% 4.81% 5.84% 0% 2% 4% 6% 8% 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Peer Group Average** Comerica 3.99% 4.89% 5.43% 6.10% 6.46% 6.56% 6.98% 7.00% 7.01% 7.96% 5.40% 7.58% 0% 2% 4% 6% 8% PNC MTB USB ZION BBT HBAN RF FITB MI STI KEY CMA

Texas Market: Prepared for Growth Established: 1988 Largest bank with corporate headquarters in TX Increased TX workforce Average deposits up 19% since FY07 National Specialty groups include: Heavy Equipment Energy Ranked #2 in the US by State GDP1 More Fortune 500 headquarters than any other state Diverse economy Unemployment 8.2% as of 9/30/092 Home prices relatively stable3 1Source: Bureau of Economic Analysis 2Source: Bureau of Labor Statistics 3FHFA Purchase Only Home Price Index TX Banking Centers and Period Avg Deposits ($Bn) 61 68 79 87 88 0 10 20 30 40 50 60 70 80 90 2005 2006 2007 2008 3Q09 $2 $3 $4 $5 TX Banking Centers Deposits

Western Market: Positioned for Recovery California ranked #1 in the US by State GDP1 Seeing signs of stability in home prices Comerica California Activity Index increases for six straight months2 Established: 1991 31% of Comerica’s loans3 27% of Comerica’s deposits3 Average Deposits up 13% since FY05 National Specialty groups include: Technology and Life Sciences Entertainment Financial Services Division 1Source: Bureau of Economic Analysis 2As of 9/30/09 32009 YTD Average through September Western Banking Centers and Period Avg Deposits excl. FSD ($Bn) 61 75 91 108 113 0 20 40 60 80 100 120 2005 2006 2007 2008 3Q09 $6 $7 $8 $9 $10 Western Banking Centers Deposits

Michigan Market: Performance through Economic Headwinds Established: 1849 #1 in deposit market share2 Midwest: 37% of Comerica loans3 3Q YTD NCO rate of 1.96% despite economic backdrop National Specialty groups include: National Dealer Services Health Care Waste Management Unemployment continues to exert economic pressure Major automotive restructuring continues Comerica Michigan Activity Index increases for four straight months1 57% Decrease 1As of 9/30/09 2Source: FDIC 32009 YTD Average through September Automotive Mfg Outstandings ($Bn) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Dec '05 Dec '06 Dec '07 Dec '08 Aug '09

Comerica: Poised for the Future Consistent strategy Based on relationship banking model Traditional Commercial Banking provides a natural entry point to cross-sell: Wealth Management services to business owners Retail products to their employees Net interest margin expected to benefit from continued loan spread expansion and asset sensitive balance sheet Controlled expenses should contribute to positive operating leverage Focused on credit management Solid capital position Investing to accelerate growth and balance Banking center expansion in high growth markets New and enhanced products and services Main Street Bank

Appendix

Comerica Key Differentiators Relationships are Priority One Focused on growing and maintaining long-term relationships Relationship Managers known for ingenuity, flexibility and responsiveness Business Bank Focus Emphasis on having a clear understanding of our customers and their banking needs Natural entry point to cross-sell other services Credit management Consistent credit standards Exposure limits Relationship banking strategy: originate and hold Size Wide array of products and services Community bank feel Conservative investment strategy MBS1 investment portfolio (AAA-rated and liquid) No off-balance sheet structures Deposit focus Average noninterest-bearing deposits2 grew $835 million in 3Q09 New and enhanced products Controlling expenses and workforce carefully Quality of capital is solid Main Street Bank 1MBS: Mortgage-backed security 2 Excludes Financial Services Division balances

Financial Results $ in millions, except per share data 1 Excluding the impact of excess liquidity, net interest margin would have been 2.84% and 2.81% in the 3Q09 and 2Q09, respectively. Excess liquidity had no impact on the net interest margin in 3Q08. Excess liquidity represented by Federal Reserve Bank deposits. 2 See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures 7.60% 7.32% $514 $240 $165 3.11% $466 $0.19 $28 $- $28 3Q08 11.58% 12.21% Tier 1 capital ratio ($16) ($15) Net income (loss) applicable to common stock $34 $34 Preferred stock dividends to U.S. Treasury $429 $399 Noninterest expenses 7.55% 7.96% Tangible common equity ratio2 $298 $315 Noninterest income $312 $311 Provision for loan losses 2.73% 2.68% Net interest margin1 $402 $385 Net interest income ($0.10) ($0.10) Diluted earnings (loss) per common share $18 $19 Net income 2Q09 3Q09

Third Quarter 2009 Results Analysis of 3Q09 compared to 2Q09 1 Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances 2 See Supplemental Financial Data slide for reconciliation of non-GAAP financial measures Average earning assets decreased $2 billion Average loans declined $2.9 billion $857 million increase in average other earning assets, primarily short-term investments Average core deposits1 increased $1.1 billion Average noninterest-bearing deposits1 grew $835 million Net interest margin of 2.68% Excluding impact of excess liquidity, net interest margin would have been 2.84% Loan spreads increased and higher-cost time deposits matured Credit quality stable, consistent with outlook Net credit-related charge-offs were $239 million, compared to $248 million in 2Q09 Provision for loan losses was $311 million, compared to $312 million in 2Q09 Allowance for loan losses to total loans increased to 2.19% from 1.89% Noninterest income increased $17 million Several fee income categories increased Gains on sales of securities of $107 million ($113 million in 2Q09) Expenses well controlled Year-to-date noninterest expenses decreased 9% from the same period last year 9% reduction in workforce from a year ago Strong capital ratios further enhanced Tangible common equity ratio2 of 7.96%

Net Interest Margin Net interest margin of 2.68% which reflected: + Loan spread improvement + Higher-cost time deposits matured + Noninterest-bearing deposit growth - Higher excess liquidity Excess liquidity position: Average $3.5B 3Q09 ($1.8B 2Q09) $2.2 billion at 9/30/09 Resulted from strong deposit growth and the sale of investment securities Negative impact on 3Q09 margin was approximately 16 basis points Excess liquidity represented by deposits held at the Federal Reserve Bank. 2.53% 2.73% 2.68% 0.08% 0.08% 0.16% 2.61% 2.81% 2.84% 2.00% 2.25% 2.50% 2.75% 3.00% 1Q09 2Q09 3Q09 Reported Net Interest Margin Impact of Excess Liquidity

Diverse Loan Portfolio 1 Excluding Financial Services Division ($209 million) 2Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, and Mortgage Banker Finance Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 3Q09: $44.6 billion1 Other Markets $3.7B 8% Int'l $1.9B 4% Florida $1.7B 4% Midwest $16.4B 37% Western $13.7B 31% 1 Texas $7.2B 16% Global Corp Banking $5.8B 13% Commercial Real Estate $6.0B 13% Middle Market $13.9B 31% Nat'l Dealer Services $3.1B 7% Specialty Businesses 1,2 $5.1B 11% Personal Banking $2.0B 5% Small Business Banking $3.9B 9% Private Banking $4.8B 11%

Third Quarter 2009 Average Loans Detail $3.7 $-- -- $0.1 0.1 -- $3.6 0.8 0.3 0.7 0.7 $1.1 Other Markets $1.7 $0.7 0.7 $-- -- -- $1.0 -- 0.2 0.1 0.5 $0.2 Florida $44.8 $1.9 $7.2 $13.9 $16.4 TOTAL $4.8 $-- $0.5 $1.7 $1.9 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.8 -- 0.5 1.7 1.9 Private Banking $5.9 $-- $1.2 $1.0 $3.6 SUBTOTAL – RETAIL BANK 2.0 -- 0.2 0.1 1.6 Personal Banking 3.9 -- 1.0 0.9 2.0 Small Business Banking $34.1 $1.9 $5.5 $11.2 $10.9 SUBTOTAL – BUSINESS BANK 5.3 -- 1.8 1.6 1.1 Specialty Businesses1 3.1 -- 0.1 2.0 0.5 National Dealer Services 5.8 1.9 0.3 1.0 1.8 Global Corporate Banking 6.0 -- 1.5 2.2 1.1 Commercial Real Estate $13.9 $-- $1.8 $4.4 $6.4 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. 1 Specialty Businesses includes: FSD, Entertainment, Energy, Leasing and TLS

Credit Quality $140MM 1.35% $148MM 1.53% Excluding CRE line of business $313MM $988MM $239MM 2.14% 3Q09 $248MM 2.08% Net credit-related charge-offs1 to average total loans $308MM $913MM Provision for Credit Losses Allowance for Credit Losses 2Q09 1 Includes net loan charge-offs and net charge-offs on lending-related commitments CRE: Commercial Real Estate Net charge-offs were consistent with 2Q09, as expected Residential real estate development continued to drive charge-offs Continued to build reserves with provision for credit losses exceeding net credit-related charge-offs by $74MM

Credit Quality 78% 80% Allowance for loan losses to nonperforming loans 2.19% $161MM $1,305MM 2.99% $531MM 1.40% 3Q09 $210MM Loans past due 90 days or more and still accruing $1,230MM 2.64% $541MM 1.34% Nonperforming assets to total loans and foreclosed property Excluding CRE Line of Business 1.89% Allowance for loan losses to total loans 2Q09 Non-CRE nonperforming assets declined by $10MM Allowance for loan losses to nonperforming loans increased

Nonperforming Asset Comparison 3Q09 NPAs as % of Total Loans and Foreclosed Property Third Quarter 2009 vs Second Quarter 2009 Nonperforming Asset Growth Total Comerica: 2.99% Peer Group Average: 5.16% At September 30, 2009 Peer Source: Company Reports NPAs defined as nonperforming loans + foreclosed property + restructured loans Comerica: 6.1% Peer Group Average: 12.1% -5% 0% 5% 10% 15% 20% 25% MI STI CMA MTB USB KEY HBAN FITB ZION RF PNC BBT 0% 2% 4% 6% 8% MTB CMA USB PNC BBT KEY ZION RF FITB STI HBAN MI

Key Credit Differentiators Did not loosen credit standards at peak of cycle Conservative exposure thresholds Long tenured relationships 86% of portfolio is secured1 Personal guarantees are customary for bulk of portfolio Proactive problem resolution and restructuring Quarterly Credit Quality Reviews Portfolio migration closely monitored Established Special Handling Group as a precursor to Special Asset Group Tightened lending standards: Energy Technology and Life Sciences Home equity Curtailed exposure to certain industry segments: Automotive supplier Commercial and Residential Construction SBA Franchise lending Comerica followed its credit policies making enhancements to adapt to the changing economy 1At December 31, 2008

Net Loan Charge-offs by Market and Line of Business 3Q09: $239 million $ in millions 1 Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, Mortgage Banker Finance and Financial Services Division Midwest $102MM Texas $22MM Florida $9MM Western $95MM Other/Int'l $11MM Small Business Banking $25MM WIM $10MM CRE Line of Business $91MM Personal Banking $8MM Middle Market $64MM Global Corp Banking $23MM Specialty Businesses 1 $18MM

Commercial Real Estate Loan Portfolio 3Q09: $14.4 billion 3Q09 averages in $billions 1 Included in Commercial Real Estate line of business Commercial Real Estate line of business: Nonaccrual loans of $694MM Loans over $2mm transferred to nonaccrual totaled $211MM Net loan charge-offs of $91MM Commercial Mortgages 1 $1.7B 12% Real Estate Construction 1 $3.4B 24% Primarily Owner-Occupied Commercial Mortgages $9.3B 64%

Commercial Real Estate Line of Business September 30, 2009 Loan Outstandings: $5.0 billion1 By Project Type By Location of Property Period-end balances in $billions; additional Commercial Real Estate information can be found in the appendix 1 Excludes $0.9B in Commercial Real Estate line of business loans not secured by real estate Multi-use $0.5B 9% Office $0.5B 10% Comml/Other $0.3B 6% Multi-family $1.2B 24% Retail $1.0B 21% Single Family $0.7B 13% Land Development $0.3B 7% Land Carry $0.5B 10% Other Markets $0.6B 13% Florida $0.6B 12% Western $1.9B 38% Michigan $0.7B 13% Texas $1.2B 24%

Real Estate Construction Loans Other CRE: 333 23 15 111 42 142 Land Development 966 85 144 149 89 499 Total Residential 92 26 5 35 25 1 Commercial 792 40 51 365 132 204 Retail 765 163 137 253 6 206 Multi-family 354 19 42 75 34 184 Multi-use 287 33 14 102 19 119 Office 46 26 - 7 - 13 Other $3,328 $395 $393 $1,002 $311 $1,227 TOTAL Residential: 3 $62 Other Markets 26 - 16 6 1 Land Development $633 $129 $38 $47 $357 Single Family TOTAL Florida Texas Michigan Western September 30, 2009 period-end $ in millions Commercial Real Estate Line of Business by Location of Property

Commercial Mortgage Loans 275 12 13 6 69 175 Land Carry Other CRE: 273 30 52 41 67 83 Total Residential $36 $3 $8 $8 $3 $14 Single Family Residential: 106 88 - 12 5 1 Multi-use 107 14 - 6 28 59 Commercial 272 62 11 2 57 140 Retail 198 5 18 24 43 108 Office 409 25 102 94 65 123 Multi-family 38 21 - - 11 6 Other $257 27 Other Markets $1,678 $196 $185 $345 $695 TOTAL 237 44 33 64 69 Land Carry TOTAL Florida Texas Michigan Western September 30, 2009 period-end $ in millions Commercial Real Estate Line of Business by Location of Property

Automotive Manufacturer Portfolio 3Q09 2Q09 1Q09 4Q08 3Q08 $22.0 $26.7 $4.4 $5.4 ($0.1) Net Charge-offs/(Recoveries)2 $1.2 $1.5 $1.8 $2.2 $2.7 Total Other Automotive $1.0 $1.2 $1.4 $1.7 $2.0 Domestic Ownership 0.2 0.3 0.4 0.5 0.7 Foreign Ownership 8.5 12/05 16.5 12/06 12.0 12/07 32.6 12/08 32.8 Nonaccrual Loans3 08/09 Outstandings1 1Period-end in $billions 2$millions 3Period-end in $millions Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing Third Quarter Commentary: Auto exposure continues to decline No direct exposure to GM or Chrysler Primary suppliers = Revenues > 50% derived from: GM: $199MM outstanding as of 8/31/09, down from $228MM at 2/28/09 Chrysler: $36MM outstanding as of 8/31/09, down from $82MM at 2/28/09 down 57%

Diversified National Dealer Services Geographic Dispersion Western 65% Midwest 15% Florida 8% Texas 4% Other 8% 3Q09 Average Loans Outstanding: $3.1 billion Franchise Distribution1 1 Franchise distribution based on September 30, 2009 period-end outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Facts Top tier strategy Majority are Mega franchises (five or more dealers in group) Exposure to dealers that are being closed is relatively small Virtually -0- losses or nonaccruals for many years Average loan outstandings down $1.5 billion or 33% from 3Q08 Detroit 3 nameplates down from 41% at 12/05 to 23% at 09/09 Toyota/ Lexus 20% Ford 11% GM 8% Chrysler 4% Mercedes 6% Nissan/ Infinity 4% Other 2 16% Other European 8% Other Asian 6% Honda/ Acura 17%

Consumer Loan Portfolio 9.5% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented Net loan charge-offs of $17MM 3Q09: $4.3 billion 3Q09 averages in $billions 1 Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. 2 The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. Residential Mortgages 1 $1.7B 40% Consumer Loans-Home Equity $1.8B 42% Consumer loans- Other 2 $0.8B 18%

Shared National Credit Relationships Outstandings declined $2B from 12/31/08 Approx. 1,000 borrowers Industry diversification mirrors total loan book Majority of relationships include ancillary business Comerica is agent for approximately 15% Adhere to same credit underwriting standards as rest of loan book Credit challenges focused primarily on residential real estate development September 30, 2009: $9.9 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end outstandings as of September 30, 2009 Global Corp Banking $3.6B 36% Nat'l Dealer Services $0.3B 3% Energy $1.2B 12% Other $0.6B 7% Middle Market $2.3B 23% Commercial Real Estate $1.9B 19%

Growing Core Deposits Total avg. core deposits1 of $34.2B, a $1.1B or 3% increase Avg. core noninterest-bearing deposits1 grew $835MM or 8% Total avg. deposits increased in: All major geographic markets All commercial lines of business Financial Services Division (FSD) average noninterest-bearing deposits declined $1.3B since 3Q07 Average Noninterest-Bearing Deposits $ in billions; 3Q09 vs 2Q09 1 Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances $4 $6 $8 $10 $12 $14 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Avg Noninterest-bearing FSD DDA

Third Quarter 2009 Average Deposits Detail $1.7 -- $0.1 0.1 $-- -- -- $1.6 0.8 -- 0.6 0.1 $0.1 Other Markets $0.9 -- $-- -- $-- -- -- $0.9 -- -- 0.9 -- $-- International 4.0 -- -- -- 4.0 Finance/Other2 $40.0 $0.3 $4.6 $11.1 $21.4 TOTAL $2.7 $0.2 $0.2 $1.6 $0.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.7 0.2 0.2 1.6 0.6 Private Banking $17.6 $-- $2.8 $2.1 $12.7 SUBTOTAL – RETAIL BANK 13.7 -- 1.8 1.1 10.8 Personal Banking 3.9 -- 1.0 1.0 1.9 Small Business Banking $15.7 $0.1 $1.6 $7.4 $4.1 SUBTOTAL – BUSINESS BANK 5.0 0.1 0.4 3.7 0.0 Specialty Businesses1 0.2 0.0 0.0 0.1 0.1 National Dealer Services 5.4 0.0 0.7 0.4 2.8 Global Corporate Banking 0.6 0.0 0.1 0.2 0.2 Commercial Real Estate $4.5 $0.0 $0.4 $3.0 $1.0 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $3.6B in Inst. and Retail Brokered CD’s; included in Finance Division segment

Investment Securities Portfolio Guideline: portfolio size (excluding Auction Rate Securities) of approx. 10% of average assets Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities Realized gains of $102MM on sale of $2.8 billion in 3Q09 $109MM on sale of $2.3 billion in 2Q09 Net unrealized pre-tax gain $96MM as of 9/30/09 Average life of 3.6 years As repositioned portfolio, temporarily increased holdings of Treasury securities Repurchased customers’ Auction Rate Securities in 4Q08 Cumulative redemptions of $334MM (3Q09 $90MM) Cumulative gains on redemptions of $17MM (3Q09 $5MM) $ in millions $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 $9,500 $10,500 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Average Auction Rate Securities Average Investment Securities Available-for-Sale

December 2003 360 Banking Centers September 2009 444 Banking Centers Banking Center Network MI 233 TX 88 CA 98 FL 10 AZ 15 MI 261 TX 50 CA 42 FL 6 AZ 1

Comerica Bank Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Total Regulatory Capital [2]	$10,638	$10,724	$10,773	$10,774	$8,520
Tier 1 capital[1,2]	$7,735	$7,774	$7,760	$7,805	$5,576
Less: Fixed rate cumulative perpetual preferred stock	2,145	2,140	2,134	2,129	-
Less: Trust preferred securities	495	495	495	495	495
Tier 1 common capital[2]	5,095	5,139	5,131	5,181	5,081
Risk-weighted assets[1,2]	63,355	67,124	70,135	73,207	76,156
Tier 1 common capital ratio [2]	***8.04%***	***7.66%***	***7.32%***	***7.08%***	***6.67%***
Total shareholders' equity	$7,035	$7,093	$7,183	$7,152	$5,100
Less: Fixed rate cumulative perpetual preferred stock	2,145	2,140	2,134	2,129	-
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	9	10	11	12	12
Tangible common equity	$4,732	$4,793	$4,888	$4,861	$4,938
Total assets	$59,590	$63,630	$67,370	$67,548	$65,153
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	9	10	11	12	12
Tangible assets	$59,431	$63,470	$67,209	$67,386	$64,991
Tangible common equity ratio	***7.96%***	***7.55%***	***7.27%***	***7.21%***	***7.60%***

The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1] Tier 1 capital and risk-weighted assets as defined by regulation

[2] September 30, 2009 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated

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BBB BBB+ BBB A- A- A- BBB+ A- A+ A A+ AA- Fitch A (low) BBB Baa3 Regions Financial BBB BB+ Baa2 Huntington BBB (low) BBB- B2 Zions Bancorporation BBB (high) BBB- A3 Marshall & Ilsley Baa1 Baa1 Baa1 A3 A3 A2 A1 Aa3 Moody’s A (high) A PNC A (low) A- M&T Bank A A- Comerica AA (low) A BB&T A BBB Fifth Third A BBB+ SunTrust A (low) BBB+ KeyCorp AA DBRS S&P Senior Unsecured/Long-Term Issuer Rating A+ US Bancorp Holding Company Debt Ratings As of 11/19/09 Source: SNL Financial